SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020 (March 27, 2020)

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Seneca Biopharma, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2 nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SNCA	NASDAQ Capital Market

Item 2.02	Results of Operations and Financial Condition.

On March 27, 2020, Seneca Biopharma, Inc. (the “Company”) reported its financial results for the year ended December 31, 2019. A copy of the press release is attached as Exhibit 99.01 and is incorporated herein by reference.

The information furnished under Items 2.02, including the accompanying Exhibit 99.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing.

On March 30, 2020, the Company received notification (“Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on the Nasdaq Capital Market. The notification has no immediate effect on the listing of the Company’s common stock.

Nasdaq Listing Rules require listed securities to maintain a minimum bid price of $1.00 per share. Based upon the closing bid price for the prior 30 consecutive business days from the Notice date, the Company no longer meets this requirement. The Notice indicated that the Company will be provided 180 calendar days, or until September 28, 2020, in which to regain compliance. If at any time during this period the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of ten consecutive business days, the Staff will provide the Company with a written confirmation of compliance and the matter will be closed.

In the event the Company does not regain compliance with Rule 5550(a)(2) by September 28, 2020, the Company may be eligible for additional time within which to regain compliance. To qualify, the Company will be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market (except for the bid price requirement) and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company meets these requirements, the Staff will inform us that we have been granted an additional 180 calendar days. However, if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, the Staff will provide notice that the Company’s securities will be subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Company intends to continue to actively monitor the bid price for its common stock and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement.

Item 3.02.	Unregistered Sale of Equity Securities.

The disclosure in Item 5.02 of this Current Report on Form 8-K regarding the issuance of inducement grants in the form of options to purchase shares of the Company’s common stock, par value $0.01 (“Common Stock”) to Matthew Kalnik, PhD and Dane Saglio is incorporated by reference into this Item.  The inducement grants are exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Kenneth Carter as the Company’s Chief Financial Officer and Principal Accounting Officer

Effective April 1, 2020, in connection with the hiring of Dane Saglio as discussed herein, Dr. Kenneth Carter will no longer serve as the Company’s Principal Accounting Officer. Dr. Carter will continue to serve as the Company’s Executive Chairman and Principal Executive Officer pursuant to the terms of his employment agreement, as amended.

Appointment of Dane Saglio as Chief Financial Officer and Principal Accounting Officer.

On April 1, 2020 (“Effective Date”), the Company announced that Dane Saglio has been appointed Chief Financial Officer of the Company.

Dane Saglio, age 62, joined the Company as Chief Financial Officer in April 2020. From July 2017 through July 2019, Mr. Saglio served as Executive Vice President and CFO of Celios Corporation, a private company focused on research, development, and commercialization of advanced air technologies. Prior to that, from November 2014 through June 2017, Mr. Saglio served as the CFO for Helomics Corporation (acquired in 2019 by Precision Therapeutics). Mr. Saglio has over 20 years of experience in financial positions with pharmaceutical and biotechnology companies. Mr. Saglio earned his BS in business administration from the University of Maryland and is a licensed CPA (inactive).

Saglio Employment and Related Contracts

On April 1, 2020, in connection with Mr. Saglio’s employment, we entered into an at-will employment agreement (the “Saglio Employment Agreement”). Pursuant to the terms of the Saglio Employment Agreement, Mr. Saglio will receive a base salary of $375,000 per year and will be eligible to receive an annual target cash bonus of 40% of his base salary, based upon the achievement of certain performance goals and at the discretion of the Company’s compensation committee. Mr. Saglio will also be eligible to receive an annual market-based equity grant to be issued from one of our equity compensation plans at the discretion of the Company’s board of directors (“Board”). In addition, as an inducement to Mr. Saglio’s employment, we granted him a non-qualified inducement option to purchase up to 70,710 shares of Common Stock (“Saglio Inducement Option”) on the Effective Date. The Saglio Inducement Option has an exercise price of $0.6199 per share, a term of ten (10) years, and vests as follows: (i) one quarter (1/4) of the options vest on the Effective Date, and (ii) the remaining three-quarters (3/4) of the options will vest on a monthly basis over the thirty-six (36) month period following the Effective Date. The Saglio Inducement Option was issued from the Company’s Inducement Award Stock Option Plan (“Inducement Plan”).

For a period of nine (9) months from the Effective Date (or until the closing of a transaction related to the issuance of securities that was approved during such nine (9) month period) (the “Saglio Measurement Period”), the Saglio Inducement Option will be subject to adjustment to maintain the percentage ownership represented by the Saglio Inducement Option on the date of grant, in the event that (i) the Company issues any Common Stock (including, without limitation, by virtue of exercise, conversion or exchange of any Common Stock equivalents that are issued and outstanding prior to the end of the Saglio Measurement Period) during the Saglio Measurement Period, or (ii) there is any exercise, conversion, or exchange of Common Stock equivalents that are issued and outstanding prior to the end of the Saglio Measurement Period.

Upon termination by reason of death or disability (as such terms are defined in the Saglio Employment Agreement), Mr. Saglio will be entitled to receive any unpaid salary, awarded but unpaid bonuses, unpaid expenses, unpaid benefits, accrued but unpaid indemnification rights, and accrued but unused vacation (collectively, the “Accrued Obligations”).

Upon termination by the Company for “Cause” or by Mr. Saglio without “Good Reason,” as such terms are described in the Saglio Employment Agreement, Mr. Saglio will only be entitled to receive the Accrued Obligations.

Upon termination by the Company without “Cause” or by Mr. Saglio with “Good Reason,” (as those terms are defined in the Saglio Employment Agreement) Mr. Saglio will be entitled to receive (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) nine (9) months if termination occurs after the nine (9) month anniversary of the Effective Date or (b) five (5) months if termination occurs prior to the nine (9) month anniversary of the Effective Date (each as applicable, the “Saglio Severance Term”) (iii) payment of his bonus pro-rata for the time employed during the year of termination, (iv) COBRA payments for the applicable Saglio Severance Term, and (v) the continued vesting of all outstanding equity grants for the earlier of (y) the term of the equity awards or (z) the applicable Saglio Severance Term. Mr. Saglio will be considered a service provider under the Inducement Plan or any other applicable equity compensation plan of the Company until the last day of the Saglio Severance Term.

Upon termination by the Company without “Cause” or by Mr. Saglio with “Good Reason” during the period commencing three (3) months prior to and terminating twelve (12) months subsequent to a Change of Control (as such term is defined in the Saglio Employment Agreement), Mr. Saglio will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) twelve (12) months if termination occurs after the nine (9) month anniversary of the Effective Date, or (b) six (6) months if termination occurs prior to the nine (9) month anniversary of the Effective Date (each as applicable, “Saglio Change of Control Severance Term”), (iii) payment of 100% of target cash bonus for the entire year of termination, (iv) COBRA payments for the applicable Saglio Change of Control Severance Term, and (v) the full vesting of all outstanding equity grants on the date of termination. Mr. Saglio will be considered a service provider under the Inducement Plan or any other applicable equity compensation plan of the Company until the last day of the applicable Saglio Change of Control Severance Term.

In addition, Mr. Saglio has also entered into (i) the Company’s standard confidential information and invention assignment agreement (“Assignment Agreement”) governing the ownership of any inventions and confidential information and (ii) the Company’s standard indemnification agreement (“Indemnification Agreement”) which is entered into by the Company’s officers and directors.

There were no arrangements pursuant to which Mr. Saglio was appointed as Chief Financial Officer and Principal Accounting Officer. There are no family relationships between Mr. Saglio and any of the directors or officers of the Company or any of its subsidiaries.

Appointment of Matthew Kalnik as President and Chief Operating Officer.

On the Effective Date, the Company announced that Matthew Kalnik, PhD has been appointed President and Chief Operating Officer of the Company.

Matthew Kalnik, PhD, age 57, joined the Company as President and Chief Operating Officer in April 2020. Dr. Kalnik has over 25 years of experience in senior R&D and business development roles leading multi-disciplinary teams in drug discovery and drug development. From 2013 through present, Dr. Kalnik has served as the Chairman and Chief Executive Officer of Antidote Therapeutics, a private biotechnology company. From 1997 through present, Dr. Kalnik has consulted for biotechnology / pharmaceutical companies related to portfolio analysis, licensing and M&A transactions. Prior to that, from 2009 through 2012, Dr. Kalnik served as Senior Vice President and Officer, Strategic Planning & Business Operations of Nabi Biopharmaceuticals, Inc. (NASDAQ: BOTA) a publicly traded biopharmaceutical company. Dr. Kalnik has also held leadership roles at Daiichi Medical Research (now Daiichi-Sankyo)c, Genaissance Pharmaceuticals, Inc. (now Allergan), Pfizer, Inc.and Biosym Technologies, Inc. (now Dassault Systèmes). He holds a Ph.D. in Biochemistry & Molecular Biophysics from Columbia University and conducted his post-doctoral fellowship at the Department of Molecular Biology at The Scripps Research Institute, La Jolla, CA.

Kalnik Employment and Related Contracts

On April 1, 2020, the Company entered into an at-will employment agreement with Matthew Kalnik, PhD (the “Kalnik Employment Agreement”) to be effective on the Effective Date. Pursuant to the terms of the Kalnik Employment Agreement, Dr. Kalnik will receive a base salary of $415,000 per year and will be eligible to receive an annual target cash bonus of 45% of his base salary, based upon the achievement of certain performance goals and at the discretion of the Company’s compensation committee. Dr. Kalnik will also be eligible to receive an annual market-based equity grant to be issued from one of our equity compensation plans at the discretion of the Board. In addition, as an inducement to Dr. Kalnik’s employment, we granted him a non-qualified inducement option to purchase up to 282,840 shares of Common Stock (“Kalnik Inducement Option”) on the Effective Date. The Kalnik Inducement Option has an exercise price of $0.6199 per share, a term of ten (10) years, and vests as follows: (i) one quarter (1/4) of the options vest on the Effective Date, and (ii) the remaining three-quarters (3/4) of the options will vest on a monthly basis over the thirty-six (36) month period following the Effective Date. The Kalnik Inducement Option was issued from the Inducement Plan.

For a period of nine (9) months from the Effective Date (or until the closing of a transaction related to issuing securities that was approved during such nine (9) month period) (the “Kalnik Measurement Period”), the Kalnik Inducement Option will be subject to adjustment to maintain the percentage ownership represented by the Kalnik inducement Option on the date of grant in the event that (i) the Company issues any Common Stock (including, without limitation, by virtue of exercise, conversion or exchange of any Common Stock equivalents that are issued and outstanding prior to the end of the Kalnik Measurement Period) during the Kalnik Measurement Period, or (ii) there is any exercise, conversion, or exchange of Common Stock equivalents that are issued and outstanding prior to the end of the Kalnik Measurement Period.

Additionally, pursuant to the Kalnik Employment Agreement, the Company will reimburse Dr. Kalnik up to $5,000 for legal and accounting expenses incurred in connection with the drafting and negotiation of his employment related agreements.

Upon termination by reason of death or disability (as such terms are defined in the Kalnik Employment Agreement), Dr. Kalnik will be entitled to receive the Accrued Obligations.

Upon termination by the Company for “Cause” or by Dr. Kalnik without “Good Reason,” as such terms are described in the Kalnik Employment Agreement, Dr. Kalnik will only be entitled to receive the Accrued Obligations.

Upon termination by the Company without “Cause” or by Dr. Kalnik with “Good Reason,” (as those terms are defined in the Kalnik Employment Agreement) Dr. Kalnik will be entitled to receive (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) eleven (11) months if termination occurs after the nine (9) month anniversary of the Effective Date or (b) six (6) months if termination occurs prior to the nine (9) month anniversary of the Effective Date (each as applicable, the “Kalnik Severance Term”) (iii) payment of his bonus pro-rata for the time employed during the year of termination, (iv) COBRA payments for the applicable Kalnik Severance Term, and (v) the continued vesting of all outstanding equity grants for the earlier of (y) the term of the equity awards or (z) the applicable Kalnik Severance Term. Dr. Kalnik will be considered a service provider under the Inducement Plan or any other applicable equity compensation plan of the Company until the last day of the Kalnik Severance Term.

Upon termination by the Company without “Cause” or by Dr. Kalnik with “Good Reason” during the period commencing three (3) months prior to and terminating twelve (12) months subsequent to a Change of Control (as such term is defined in the Kalnik Employment Agreement), Dr. Kalnik will be entitled to (i) the Accrued Obligations, (ii) the continued payment of his base salary for (a) fifteen (15) months if termination occurs after the nine (9) month anniversary of the Effective Date, or (b) eight (8) months if termination occurs prior to the nine (9) month anniversary of the Effective Date (each as applicable, “Kalnik Change of Control Severance Term”), (iii) payment of 100% of target cash bonus for the entire year of termination, (iv) COBRA payments for the applicable Kalnik Change of Control Severance Term, and (v) the full vesting of all outstanding equity grants on the date of termination. Dr. Kalnik will be considered a service provider under the Inducement Plan or any other applicable equity compensation plan of the Company until the last day of the applicable Kalnik Change of Control Severance Term.

In addition, Dr. Kalnik has also entered into (i) the Company’s standard Assignment Agreement governing the ownership of any inventions and confidential information and (ii) the Company’s standard Indemnification Agreement, which is entered into by the Company’s officers and directors.

There were no arrangements pursuant to which Dr. Kalnik was appointed as President and Chief Operating Officer. There are no family relationships between Dr. Kalnik and any of the directors or officers of the Company or any of its subsidiaries.

The foregoing summary of the Saglio Employment Agreement and the Kalnik Employment Agreement are qualified in their entirety by the terms of the Saglio Employment Agreement and Kalnik Employment Agreement, which are attached to this report as Exhibits 10.01 and 10.02.

On April 1, 2020, the Company issued a press release announcing Mr. Saglio’s and Dr. Kalnik’s appointment, a copy of which is attached to this report as Exhibit 99.02.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
10.01	Employment Agreement with Dane Saglio
10.02	Employment Agreement with Matthew Kalnik, PhD
99.01	Press Release dated March 27, 2020
99.02	Press Release dated April 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 2, 2020	Seneca Biopharma, Inc.

/s/ Kenneth Carter
By: Kenneth Carter
Executive Chairman

INDEX OF EXHIBITS

Exhibit No.	Description
10.01	Employment Agreement with Dane Saglio
10.02	Employment Agreement with Matthew Kalnik, PhD
99.01	Press Release dated March 27, 2020
99.02	Press Release dated April 1, 2020